As filed with the U.S. Securities and Exchange Commission on December 30, 2014
File Nos. 033-81396
811-08614

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	48	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	49	[X]

(Check appropriate box or boxes)

BRANDES INVESTMENT TRUST
(Exact name of Registrant as Specified in Charter)

11988 El Camino Real, Suite 600
San Diego, California 92130
(Address of Principal Executive Office)

(858) 755-0239
(Registrant's Telephone Number, including Area Code)

Michael Glazer
c/o Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Name and address of agent for Service)

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE:

This Post-Effective Amendment No. 48 to the Registration Statement of Brandes Investment Trust is being filed for the purpose of responding to SEC comments with respect to the Trust’s two new series: the Brandes Global Opportunities Value Fund and the Brandes Global Equity Income Fund.

BRANDES

Brandes Global Opportunities Value Fund
Class A – BGOAX
Class C – BGOCX
Class I – BGOIX

Brandes Global Equity Income Fund
Class A – BGIAX
Class C – BGICX
Class I – BGIIX

Prospectus

December 31, 2014

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION This section summarizes the Fund’s’ investments, risks, fees and past performance.	SUMMARY SECTION	1

	Brandes Global Opportunities Value Fund	1
	Brandes Global Equity Income Fund	5

INVESTMENT OBJECTIVE, POLICIES AND RISKS This section provides details about the Funds’ investment strategies and risks.	Investment Policies	9
	Principal Risks of Investing in the Funds	11
	Portfolio Holdings	13

	FUND MANAGEMENT	14
FUND MANAGEMENT Review this section for information about the organizations and people who oversee the Funds.
	The Investment Advisor	14
	Portfolio Managers	15
	Other Service Providers	22

	SHAREHOLDER INFORMATION
SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.		23
	Description of Classes	23
	Class A Shares	24
	Class C Shares	28
	Class I Shares	28
	Shareholder Servicing Plan	28
	Distribution Plan	28
	Additional Payments to Dealers	29
	Anti-Money Laundering	29
	Pricing of Fund Shares	29
	Purchasing and Adding to Your Shares	30
	Exchanging Your Shares	32
	Selling Your Shares	32
	Policy on Disruptive Trading	35
	Dividends and Distributions	37
	Taxes	37

FINANCIAL HIGHLIGHTS Review this section for details on selected financial statements of the Funds.	FINANCIAL HIGHLIGHTS	38
	PRIVACY NOTICE	PN-1

SUMMARY SECTION

Brandes Global Opportunities Value Fund

Investment Objective
The Brandes Global Opportunities Value Fund (the “Global Opportunities Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunities Value Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 23 of the Prospectus and “Additional Purchase and Redemption Information” on page B-75 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.95%		0.95%		0.95%
Distribution (12b-1) Fees		0.25%		0.75%		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None
Other Expenses(1)	2.00%		2.00%		2.05%
Total Other Expenses		2.00%		2.25%		2.05%
Total Annual Fund Operating Expenses		3.20%		3.95%		3.00%
Less: Fee Waiver and/or Expense Reimbursement		-1.80%		-1.80%		-1.85%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.40%		2.15%		1.15%

*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the Global Fund’s Class A, Class C, and Class I annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.40% for Class A, 2.15% for Class C, and 1.15% for Class I as percentages of the respective Fund classes’ average daily net assets through January 31, 2016 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

Summary Section	-1-	Brandes Global Opportunities Value Fund

Example
This Example is intended to help you compare the costs of investing in the Global Opportunities Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$709	$1,346
Class C	$318	$1,039
Class I	$117	$753

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years
Class C	$218	$1,039

Portfolio Turnover
The Global Opportunities Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The Global Opportunities Value Fund invests primarily in equity securities of U.S. and foreign companies. These companies have market capitalizations of any size. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests in equity securities of issuers located in at least three countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants and rights. Up to 40% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets (including frontier securities markets).

Brandes Investment Partners, L.P., the Global Opportunities Value Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches a target set by the Advisor or the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the Global Opportunities Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Principal risks of the Fund are as follows:

●
Currency Risks – Because the Global Opportunities Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

●
Foreign Securities Risks – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Global Opportunities Value Fund invests.

Summary Section	-2-	Brandes Global Opportunities Value Fund

●
Emerging Markets Risks – Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

●	Stock Risks – The values of the Global Opportunities Value Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

●
Value Securities Risks – The Global Opportunities Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business or industry, that have caused the securities to be out of favor. It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

●	Value Style Risks – Value style of investing may cause the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling the Fund toll-free at 1-800-395-3807.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Ralph Birchmeier, CFA	Director, Investments Group All-Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2014

Charles Brandes, CFA	Founder, Brandes Investment Partners Chairman, Executive Committee and Member, Investment Oversight Committee and All-Cap Investment Committee Voting Member	2014

Kenneth Little, CFA	Managing Director, Investments Group All-Cap Investment Committee Voting Member and Global Large Cap Investment Committee Voting Member	2014

Michael Hutchens, CFA	Director, Investments Group All-Cap Investment Committee Voting Member and Mid-Cap Investment Committee Voting Member	2014

Gerardo Zamorano, CFA	Director, Investments Group All-Cap Investment Committee Voting Member and Emerging Markets Investment Committee Voting Member	2014

Summary Section	-3-	Brandes Global Opportunities Value Fund

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Tax Information
The Global Opportunities Value Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Global Opportunities Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	-4-	Brandes Global Opportunities Value Fund

SUMMARY SECTION

Brandes Global Equity Income Fund

Investment Objective
The Brandes Global Equity Income Fund (the “Global Equity Income Fund” or “Fund”) seeks long term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Income Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 23 of the Prospectus and “Additional Purchase and Redemption Information” on page B-75 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.80%		0.80%		0.80%
Distribution (12b-1) Fees		0.25%		0.75%		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None
Other Expenses(1)	2.90%		2.90%		2.95%
Total Other Expenses		2.90%		3.15%		2.95%
Total Annual Fund Operating Expenses		3.95%		4.70%		3.75%
Less: Fee Waiver and/or Expense Reimbursement		-2.70%		-2.70%		-2.75%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.25%		2.00%		1.00%

*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	Charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)
The Advisor has contractually agreed to limit the Global Equity Income Fund’s Class A, Class C, and Class I annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.25% for Class A, 2.00% for Class C and 1.00% for Class I, as percentages of the  respective Fund classes’ average daily net assets through January 31, 2016 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

Summary Section	-5-	Brandes Global Equity Income Fund

Example
This Example is intended to help you compare the costs of investing in the Global Equity Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$695	$1,476
Class C	$303	$1,174
Class I	$102	$892

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years
Class C	$203	$1,174

Portfolio Turnover
The Global Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Global Equity Income Fund invests primarily in equity securities of U.S. and foreign companies. These companies generally have market capitalizations (market value of publicly traded securities) greater than $3 billion at the time of purchase. The Advisor typically focuses on companies with dividend yields above that of the Morgan Stanley All Country World Index (“MSCI ACWI”), either currently or based on forecasted dividend levels over the next three years. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities. The Fund will invest its assets in the equity securities of issuers located in at least three countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants and rights. Up to 30% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets (including frontier securities markets).

Brandes Investment Partners, L.P., the Global Equity Income Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks
Because the values of the Global Equity Income Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Principal risks of the Global Equity Income Fund are as follows:

●
Currency Risks – Because the Global Equity Income Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Summary Section	-6-	Brandes Global Equity Income Fund

●
Foreign Securities Risks – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Global Equity Income Fund invests.

●
Emerging Markets Risks – Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

●	Stock Risks – The values of the Global Equity Income Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

●
Value Securities Risks – The Global Equity Income Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business or industry, that have caused the securities to be out of favor. It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

●	Value Style Risks – Value style of investing may cause the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling the Fund toll-free at 1-800-395-3807.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Jim Brown, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2014

Brent Fredberg	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2014

Ted Kim, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2014

Kenneth Little, CFA	Managing Director, Investments Group and Global Large Cap Investment Committee Voting Member	2014

Brian Matthews, CFA	Senior Analyst and Global Large Cap Investment Committee Voting Member	2014

Summary Section	-7-	Brandes Global Equity Income Fund

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Tax Information
The Global Equity Income Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Global Equity Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	-8-	Brandes Global Equity Income Fund

INVESTMENT OBJECTIVE, POLICIES AND RISKS
Investment Objectives

The investment objective of Global Opportunities Value Fund is long-term capital appreciation and the investment objective of the Global Equity Income Fund is long-term capital appreciation and current income. Each Fund’s investment objective may be changed by the Funds’ Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

Investment Policies

During the past decade, foreign capital markets have grown significantly. Today, over half of the world’s equity value is located outside of the United States. The Advisor believes that significant investment opportunities exist throughout the world.

The Global Equity Income Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing the Fund’s shareholders with at least 60 days’ prior written notice.

Global Opportunities Value Fund
The Global Opportunities Value Fund invests primarily in equity securities of U.S. and foreign companies. These companies have market capitalizations of any size. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests in equity securities of issuers located in at least three countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants and rights. Up to 40% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets (including frontier securities markets). The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.

The Global Opportunities Value Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 25% of total Fund assets measured at the time of purchase, or (b) 300% of the weighting of such country as represented in the MSCI ACWI.

Global Equity Income Fund
The Global Equity Income Fund invests primarily in equity securities of U.S. and foreign companies. These companies generally have market capitalizations (market value of publicly traded securities) greater than $3 billion at the time of purchase. The Advisor typically focuses on companies with dividend yields above that of the MSCI ACWI, either currently or based on forecasted dividend levels over the next three years. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities. The Fund will invest its assets in the equity securities of issuers located in at least three countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants and rights. Up to 30% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets (including frontier securities markets). The Fund typically invests no more than 5% of its total assets in any one security measured at the time of purchase.

The Global Equity Income Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 30% of total Fund assets measured at the time of purchase, or (b) 150% of the weighting of such country as represented in the MSCI World Index.

Investment Objectives, Policies & Risks	-9-

Both Funds
The Advisor selects stocks for the Funds based on their individual merits and not necessarily on their geographic locations. In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices. Therefore, each Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Advisor may decide not to invest the Funds’ assets in companies in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index. At the same time, the Advisor may invest the Funds’ assets in companies in countries whose representation in the index is small or non-existent.

Value Investing
The Advisor applies the Graham and Dodd Value Investing approach to stock selection. Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis. In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by identifying the “true” long-term – or intrinsic – value of a company based on measurable data. The Advisor follows this approach, looking at each equity security as though it is a business that is for sale. By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

The Advisor may sell a security when its price reaches a target set by the Advisor, the Advisor believes that other investments are more attractive, or for other reasons.

Short-Term Investments
Each Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Funds’ principal investment strategies. Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper. As a result of taking such temporary defensive positions, the Funds may not achieve their investment objectives.

From time to time, the Funds may hold relatively high cash holdings. The amount of such holdings will depend on the Advisor ’s assessment of the quantity and quality of investment opportunities that exist at any given time.

Other Investment Techniques and Restrictions
The Funds will use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Funds’ Statement of Additional Information (“SAI”). Unlike the Funds’ investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of each Fund’s outstanding shares.

Investment Objectives, Policies & Risks	-10-

Principal Risks of Investing in the Funds

The value of your investment in the Funds will fluctuate, which means you could lose money. You should consider an investment in the Funds as a long-term investment.

Currency Risks
Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of a Fund’s investments in foreign securities which are denominated or quoted in currencies other than the U.S. dollar.

Emerging Markets and Related Risks
The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or any country that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks. As opportunities to invest in emerging markets countries develop, the Funds expect to expand and diversify further the countries in which the Funds invest.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. Any fluctuations or devaluations in the currencies in which a Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which a Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause a Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities.

Certain emerging markets are sometimes referred to as “frontier markets.”  Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. They are also known as “pre-emerging markets.”

Investment Objectives, Policies & Risks	-11-

Most frontier markets consist chiefly of stocks of financial, telecommunications and consumer companies that receive monthly payments from customers. Frontier markets are categorically the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

Emerging and frontier markets both offer the prospect of higher returns with higher risk. However, emerging markets are more stable and developed than frontier markets. The economies of emerging market countries have achieved a rudimentary level of development, while frontier markets represent the least economically developed nations in the global marketplace. Emerging and frontier markets also carry several types of investment risk, including market, political and currency risk, as well as the risk of nationalization.

Foreign Securities Risks
Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates. However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.

Before investing in a Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Funds. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Each Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries.

Stock Risks
The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods. Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Value Securities Risks
Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s assessment of the future value of that security, or the market value of the security may decline. There is also a risk that it may take longer than expected for the value of any such investment to rise to the assessed value. In addition, the market prices of value securities, at times, may not perform as well as those of growth securities or the stock market in general, and value securities may be out of favor with investors for varying periods of time.

Investment Objectives, Policies & Risks	-12-

Value Style Risks
The value style of investing may cause a Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time.

Portfolio Holdings

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”), which is located on the Funds’ website at www.brandesfunds.com.

Investment Objectives, Policies & Risks	-13-

FUND MANAGEMENT

Each Fund is a series of the Brandes Investment Trust, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers. The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974. As of September 30, 2014, the Advisor managed approximately $28 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P. The Advisor’s offices are at 11988 El Camino Real, Suite 600, San Diego, California 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Funds, including determining which securities are bought and sold. The Advisor also provides certain officers for the Trust. For its services, the Advisor receives a percentage of each Fund’s average daily net assets, payable on a monthly basis from each Fund as shown in the table below.

Fund	Annual Management Fee
Global Opportunities Value Fund	0.95%
Global Equity Income Fund	0.80%

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of each Fund through January 31, 2016, to the extent necessary to ensure that the operating expenses of each Class do not exceed the percentage of average daily net assets shown in the table below (the “Expense Caps”). For this purpose, operating expenses do not include taxes, interest, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class A	Class C	Class I
Global Opportunities Value Fund	1.40%	2.15%	1.15%
Global Equity Income Fund	1.25%	2.00%	1.00%

A discussion regarding the basis for the Board of Trustees’ approval, as the case may be, of the Funds’ investment advisory agreements with the Advisor will be available in the Funds’ semi-annual report to shareholders for the period ending March 31, 2015.

Fund Management	-14-	The Investment Advisor

Portfolio Managers

Each Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.

Global Opportunities Value Fund

All investment decisions for the Global Opportunities Value Fund are the responsibility of the Advisor’s All-Cap Investment Committee (“All-Cap Committee”). The voting members of the Committee are Ralph Birchmeier, Charles Brandes, Kenneth Little, Michael Hutchens and Gerardo Zamorano.

The Fund’s SAI provides additional information about the All-Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Ralph Birchmeier, CFA	Since inception (2014)
Ralph Birchmeier, CFA
Director, Investments Group

●     Limited partner of the firm’s parent company, and voting member of both the Small Cap and All Cap Investment Committees

●     Leads the firm’s research efforts in the financial institutions sector and performs research on various areas within the global financial services industry with an emphasis on insurance companies

●     Previously spent four years on the firm’s Basic Materials Research Team

●     Former Portfolio Analyst at First Quadrant L.P., an investment counseling firm

●     Former Certified Public Accountant at Arthur Andersen in the commercial audit division

●     MBA with an emphasis in finance with honors from Columbia University BS in accounting from Loyola Marymount University

●     21 years of accounting and investment experience

Director, Investments Group, Brandes Investment Partners 2006-Present
Senior Research Analyst, Brandes Investment Partners 2004-2005
Analyst, Brandes Investment Partners 1999-2004

Charles H. Brandes	Since inception (2014)
Charles H. Brandes, CFA
Chairman
●     Chairman of BIP, Inc.’s five-member Executive Committee and member of the firm’s Investment Oversight Committee
●     Founder of Brandes in 1974
●     Acquaintance and student of Benjamin Graham, widely considered the father of value investing
●     Board member of several organizations involved in scientific, eleemosynary and cultural work
●     BA in economics from Bucknell University
●     47 years of investment experience

Founder and Chairman, Investments Group, Brandes Investment Partners 1974 – Present

Fund Management	-15-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Kenneth Little, CFA	Since inception (2014)
Kenneth Little, CFA
Managing Director, Investments Group

●     Leads the firm’s overall research efforts and has oversight of the strategy investment committees

●     Voting member of the firm’s Global Large Cap and All-Cap investment committees, and serves as a team leader for the Basic Materials and Utilities Research Teams

●     Member of the firm’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues

●     Former Senior Accountant with KPMG

●     MBA from the Fuqua School of Business at Duke University, BS in accounting from the University of La Verne

●     18 years of investment experience

Managing Director, Investments Group, Brandes Investment Partners 2013 – Present
Research Director, Investments Group, Brandes Investment Partners 2011 – 2013
Director, Investments Group, Brandes Investment Partners 2003-2011
Senior Analyst, Brandes Investment Partners 2002-2003
Senior Product Specialist, Brandes Investment Partners, 2001-2002
Portfolio Manager, Brandes Investment Partners 1996-2001

Michael Hutchens, CFA	Since inception (2014)
Michael Hutchens, CFA
Director, Investments Group
●     Limited partner of the firm’s parent company
●     Director, Investments Group on the Financial Institutions Research Team, covering the commercial and investment banking industries in Japan, Europe and the Americas
●     Voting member of the firm’s Mid-Cap and All-Cap Investment Committees
●     Former bank examiner for the Federal Reserve System
●     MBA with a concentration in finance from Columbia Business School and BS in business with a concentration in finance from Indiana University
●     20 years of finance and investment experience

Director, Investments Group, Brandes Investment Partners 2013 to Present
Senior Analyst, Brandes Investment Partners 2006 to 2013
Analyst, Brandes Investment Partners 2001 to 2006

Fund Management	-16-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Gerardo Zamorano, CFA	Since inception (2014)
Gerardo Zamorano, CFA
Director, Investments Group

●     Limited partner of the firm’s parent company, telecommunications research Team Leader, and member of the Emerging Markets Investment Committee

●     Former Assistant Investment Officer in the Latin America Department of the International Finance Corporation, part of the World Bank Group

●     MBA from the Kellogg Graduate School of Management of Northwestern University, BSE from the Wharton School of the University of Pennsylvania (magna cum laude)

●     19 years of investment experience

Director, Investments Group, Brandes Investment Partners 2006-Present
Senior Analyst, Brandes Investment Partners 2004-2006
Analyst, Brandes Investment Partners 1999-2004

Fund Management	-17-	Portfolio Managers

Global Equity Income Fund

All investment decisions for the Global Equity Income Fund are the responsibility of the Advisor’s Global Large Cap Investment Committee (“Global Large Cap Committee”). The voting members of the Committee are Jim Brown, Brent Fredberg, Ted Kim, Kenneth Little and Brian Matthews.

The Fund’s SAI provides additional information about the Global Large Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Jim Brown, CFA	Since inception (2014)
Jim Brown, CFA
Director, Investments Group

●     Voting member of the Global Large Cap Investment Committee and a member of the Brandes Institute Advisory Board

●     Previously the Team Leader on the Financial Institutions Research Team for 10 years and Team Leader on the Utilities Team for five years

●     Former Senior Vice President with a major national banking organization where he served in various capacities, including Senior Portfolio Manager, Regional Director of Investments and Head of Texas Private Banking

●     Professional experience also includes 10 years as an Air Force pilot and 10 years as an Investment Consultant with a large Wall Street firm

●     MBA from Harvard Business School, BS from the United States Air Force Academy

●     31 years of investment experience

Director, Investments, Brandes Investment Partners 2002-Present
Senior Research Analyst, Brandes Investment Partners  1996-2002

Brent Fredberg	Since inception (2014)
Brent Fredberg
Director, Investments Group

●     Limited partner of the firm’s parent company, Director, Investments Group and Senior Analyst

●     Voting member of the firm’s Global Large Cap Investment Committee, leads the firm’s research efforts in the technology and health sectors, and also provides research on companies in the consumer durables industry

●     Former Financial Analyst and Controller with Raytheon/Amana Appliances

●     MBA with distinction from the Kellogg Graduate School of Management at Northwestern University, BS in finance with distinction from the University of Iowa

●     Certified Public Accountant (inactive) and Certified Management Accountant (inactive) with 21 years of finance and investment experience

Director, Investments Group, Brandes Investment Partners 2006-Present
Senior Research Analyst, Brandes Investment Partners 2003-2006
Analyst, Brandes Investment Partners 1999-2003

Fund Management	-18-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Ted Kim, CFA	Since inception (2014)
Ted Kim, CFA
Director, Investments Group

●     Limited partner of the firm’s parent company, and Director, Investments Group, leading the firm’s research efforts on the industrials sector, specializing in companies in the automotive and capital goods industries

●     Voting member of the Global Large Cap Investment Committee and Mid Cap Investment Committee

●     Former Product and Manufacturing Engineer at a major U.S. automobile company

●     MBA from the Kellogg Graduate School of Management at Northwestern University, MS in system design and management and BS in mechanical engineering, both from the Massachusetts Institute of Technology

●     Five years of automotive industry experience and 14 years of investment experience

Director, Investments Group, Brandes Investment Partners 2008-Present
Senior Analyst, Brandes Investment Partners 2004-2008
Research Analyst, Brandes Investment Partners 2000-2004

Kenneth Little, CFA	Since inception (2014)
Kenneth Little, CFA
Managing Director, Investments Group

●     Leads the firm’s overall research efforts and has oversight of the strategy investment committees

●     Voting member of the firm’s Global Large Cap and All-Cap investment committees, and serves as a team leader for the Basic Materials and Utilities Research Teams

●     Member of the firm’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues

●     Former Senior Accountant with KPMG

●     MBA from the Fuqua School of Business at Duke University, BS in accounting from the University of La Verne

●     18 years of investment experience

Managing Director, Investments Group, Brandes Investment Partners 2013 – Present
Research Director, Investments Group, Brandes Investment Partners 2011 – 2013
Director, Investments Group, Brandes Investment Partners 2003-2011
Senior Analyst, Brandes Investment Partners 2002-2003
Senior Product Specialist, Brandes Investment Partners, 2001-2002
Portfolio Manager, Brandes Investment Partners 1996-2001

Fund Management	-19-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Brian Matthews, CFA	Since inception (2014)
Brian Matthews, CFA
Senior Analyst

●     Senior Analyst on the Telecommunications Research Team and voting member of the Global Large Cap Investment Committee

●     Former Investment Banking Analyst at Merrill Lynch where he covered telecommunications equipment companies

●     BS summa cum laude with concentrations in finance and management from the Wharton School of the University of Pennsylvania

●     15 years of investment experience

Senior Analyst, Brandes Investment Partners 2010-Present
Analyst, Brandes Investment Partners 2005-2010
Senior Research Associate, Brandes Investment Partners 2004-2005
Research Associate, Brandes Investment Partners 2002-2004

Fund Management	-20-	Portfolio Managers

Prior Advisor Performance – Global Opportunities Composite

The following table sets forth composite performance data relating to the historical performance of private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Global Opportunities Value Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Global Opportunities Value Fund.  Investors should not consider this performance data as an indication of future performance of the Global Opportunities Value Fund or of the Advisor.

The composite performance data shown below were calculated in accordance with Global Investment Performance Standards (“GIPS”™)*.  The composite includes all actual, fee-paying and non-fee-paying, fully discretionary private accounts (other than “wrap fee” program accounts) with assets of $1 million or more managed for at least one month by the Advisor (as well as one pooled account which was fully funded at inception) for the periods indicated below that have investment objectives, policies, strategies and risks substantially similar to those of the Global Opportunities Value Fund.  Cash and equivalents are included in the performance returns.

All composite returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses.  Gross returns do not give effect to investment advisory fees, which would reduce such returns.  Net returns are shown net of the Fund’s Class I shares’ total annual fund operating expenses, as shown in the “Summary Section” of this Prospectus.  Class I shares expenses are higher than composite expenses, including any sales load on the prior accounts.  All returns are net of brokerage commissions, execution costs and any applicable foreign withholding taxes, without provision for federal or state income taxes (if any).

The private accounts that are included in the composite are not subject to the same types of expenses to which the Global Opportunities Value Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code.  Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

GIPS standards for the calculation of total return differ from the standards required by the Securities and Exchange Commission for calculation of average annual total return.  Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

*GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisors. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisors of their performance results, and ensure uniformity in reporting so that performance results of investment advisors are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

Fund Management	-21-	Other Service Providers

Brandes Global Opportunities Composite Accounts

Brandes Global Opportunities Composite Accounts
Annualized Returns for Periods Ending September 30, 2014
		1 Year	2 Years	Since Inception (3/31/12)
NET	Brandes Global Opportunities Composite Accounts	9.15%	17.06%	12.61%
	MSCI ACWI (All Country World) Index (1)	11.32%	14.48%	11.82%
	Relative Performance	-2.17%	2.58%	0.79%

GROSS	Brandes Global Opportunities Composite Accounts	10.03%	18.06%	13.62%
	MSCI ACWI (All Country World) Index (1)	11.32%	14.18%	11.82%
	Relative Performance	-1.29%	3.58%	1.80%

(1)
The MSCI ACWI (All Country World) Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Funds’ administrator, fund accountant and transfer and dividend disbursing agent. Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Funds’ distributor. Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets. Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Funds’ other service providers.

Fund Management	-22-	Other Service Providers

SHAREHOLDER INFORMATION

Description of Classes

The Global Opportunities Value Fund and the Global Equity Income Fund offer three classes of shares – Class A, Class C and Class I shares.

The following table lists the key features of the Funds’ classes.

	Class A	Class C	Class I
Eligible Shareholders	Retail	Retail
Proprietary accounts of institutional investors such as
●  financial institutions,
●  pension plans,
●  retirement accounts,
●  qualified plans and
●  certain corporations, trusts, estates, religious and  charitable organizations.

Minimum Initial Investment	Regular Accounts $2,500 Traditional and Roth IRA Accounts $1,000 Automatic Investment Plans $500	Regular Accounts $2,500 Traditional and Roth IRA Accounts $1,000 Automatic Investment Plans $500	$100,000
Subsequent Minimum Investment	$500	$500	$500
Waiver/ Reduction of Investment Minimum	None	None
The Advisor may waive the minimum investment for financial intermediaries and other institutions making continuing investments in the Funds on behalf of underlying investors and from time to time for other investors, including retirement plans and employees of the Advisor.

Initial Sales Charge	5.75%	None	None
Contingent Deferred Sales Charge	None*	1.00%*	None
Redemption Fee	None	None	None
Ongoing Distribution (12b-1) Fees	0.25%	0.75%	None
Ongoing Shareholder Service Fees	None	0.25%	None
Conversion Feature
Subject to the Advisor’s approval, if investors currently holding Class A or Class C  shares meet the criteria for eligible investors and would like to convert to Class I shares, there are no tax consequences. To inquire about converting your Class A or C shares to Class I shares, please call 1-800-395-3807.
			None
*A charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million may be imposed on Class A shares redeemed within one year of purchase by certain investors who did not pay any initial sales charge. A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

Shareholder Information	-23-	Purchasing, Exchanging & Selling Fund Shares

Class A Shares

Class A shares of each Fund are retail shares that require you to pay a front-end sales charge when you invest in that Fund, unless you qualify for a reduction or waiver of the sales charge. The sales charge you pay each time you purchase Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases or other reasons, as indicated below. The “offering price” you pay for Class A shares includes any applicable front-end sales charge, which is deducted directly from your investment. It is your responsibility to provide adequate documentation of your eligibility for a reduction or waiver of the sales charge in order to receive it.

Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder servicing and distribution-related activities with respect to the applicable Fund. Over time, fees paid under the distribution and service plans will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges.

The minimum initial investment for Class A Shares is $2,500 and the subsequent investment minimum is $500.

Redemptions of Class A shares of a Fund purchased without the imposition of an initial sales charge may be assessed a contingent deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million if the Fund paid a commission in connection with the purchase of shares and the shares are redeemed within one year of purchase. For example, the charge would apply in connection with redemptions of shares made within one year of purchase pursuant to the sales charge waiver for purchases of $1 million or more of Fund shares. Ask your intermediary or, if you are not working with an intermediary, the Funds’ transfer agent, to determine whether a commission was paid in connection with your purchase of shares, and thus whether you may be assessed a contingent deferred sales charge. This charge is based on the lesser of the original purchase cost or the current market value of the shares being sold.

Shareholder Information	-24-	Purchasing, Exchanging & Selling Fund Shares

The sales charge for Class A shares is calculated as follows:
Amount of Purchase	Front End Sales Charge as a percentage of Offering Price*	Front End Sales Charge as a percentage of the Amount Invested	Dealer Commission as a percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.75%
$25,000 or more but less than $50,000	5.00%	5.26%	5.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.50%
$250,000 or more but less than $500,000	2.50%	2.56%	2.50%
$500,000 or more but less than $750,000	2.00%	2.04%	2.00%
$750,000 or more but less than $1,000,000	1.50%	1.52%	1.50%
$1 million or more and certain other investments described below	None*	None*	See below
*
Each Fund may assess a contingent deferred sales charge (“CDSC”) of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million on the lesser of the original purchase cost or the current market value of the shares being sold on certain redemptions of Class A Shares within one year of purchase.

The sales charge you pay may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding may vary with the size of the investment and the net asset value of the shares.

Any redemption in circumstances where a contingent deferred sales charge may be payable will be made first from shares on which no such charge is payable.

Class A Share Purchases Not Subject to Initial or Contingent Sales Charges

There are a number of ways you may reduce or eliminate sales charges. For purposes of these features, your family consists of your spouse – or equivalent if recognized under local law – and your children under the age of 21. The Advisor may pay dealers a commission of up to 1% on investments made in Class A shares with no sales charge. Please see the Statement of Additional Information for more information. You may also call your financial representative or contact the Fund at 1-800-395-3807. Information about the Funds’ sales charges also is available on the Funds’ website at www.brandesfunds.com under the Fees & Expenses section of each Fund’s Overview tab.

Front End and Contingent Deferred Sales Charge Reductions

The following investors and investments are not subject to an initial sales charge and, to the extent that a Fund did not pay a commission in connection with the investment, to a contingent deferred sales charge, if determined to be eligible by a Fund or its designee:

●	Retirement plans offered through financial intermediaries or other service providers that have entered into arrangements with a Fund for such purchases.

Shareholder Information	-25-	Purchasing, Exchanging & Selling Fund Shares

●
Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for services, including investment broker dealers who use wrap fee or similar arrangements and have entered into special arrangements with a Fund specifically for such purchases.

●	Customers participating in fee-based programs offered through selected registered investment advisors, broker-dealers, and other financial intermediaries.

●
Investors purchasing through financial intermediaries that offer Class A Shares uniformly on a “no load” basis to all similarly situated customers in accordance with the intermediary’s prescribed fee schedule for purchases of a Fund’s shares.

●
Customers purchasing through self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, where the broker-dealer has entered into arrangements with a Fund for such purchases.

●
Insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into arrangements with a Fund for such purchases.

●	Endowments or foundations that have entered into arrangements with a Fund for such purchases.

●	Investors making rollover investments from retirement plans to IRAs.

●	Certain other investors and members of their immediate families, such as employees of investment dealers and registered investment advisors authorized to sell the Funds.

●	An officer, Trustee, Director or employee of the Advisor, the Fund’s Custodian Bank or Transfer Agent and members of his or her family.

Front End Sales Charge Reductions

You may be able to reduce the front end sales charges payable on your purchases of shares as follows:

●
Aggregation – You may be able to aggregate your purchases of Fund shares with those made by members of your family for purposes of relying on the sales charge breakpoints set forth above. This right may only be available with respect to certain types of accounts. For example, investments made through employer-sponsored retirement plan accounts may not be aggregated with investments made through individual-type accounts.

●
Concurrent Purchases – You may be able to combine your purchases of Fund shares with those made simultaneously by members of your family for purposes of relying on the sales charge breakpoints set forth above.

●
Rights of Accumulation – You may take into account your accumulated holdings and those of your family members in any of the Brandes Funds’ Class A shares for purposes of relying on the sales charge breakpoints set forth above. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on public offering price of all other shares you and your family own. You may need to retain appropriate account records to verify the amounts actually invested in order to rely on the ability to receive a breakpoint based on the amounts actually invested in the Brandes Funds.

Shareholder Information	-26-	Purchasing, Exchanging & Selling Fund Shares

●
Letter of Intent – By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of Brandes Funds. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with Brandes Funds, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Employer-sponsored retirement plans may be restricted from establishing letters of intent.

●
Reinstatement Privileges – You may reinvest proceeds from a redemption, dividend payment or capital gain distribution from a Fund without the assessment of a front end sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made from the same account from which the shares were redeemed or that received the dividend payment/distribution. If the account has been closed, you can reinvest without a sales charge if the new receiving account has the same registration as the closed account. Any contingent deferred sales charge on such redemption will be credited to your account. Any future redemptions may be subject to a CDSC based on the original investment date.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge also may be waived in the following cases:

●	Tax-free returns of excess contributions to IRAs.

●	Redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities).

●	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

The contingent deferred sales charge also may be waived for the following types of transactions, if together they do not exceed 12% of the value of an account annually:

●
Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●	If you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Class C Shares

Class C shares of the Funds are offered without an initial sales charge. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder servicing and distribution-related activities with respect to the applicable Fund. Over time, fees paid under the distribution and service plans will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Although, investors that purchase Class C shares will not pay any initial sales charge on the purchase, the Advisor pays 1.00% of the amount invested to dealers who sell Class C shares. Additionally, investors are subject to a contingent deferred sales charge of 1.00% for Class C shares if shares are redeemed within 12 months after purchase. Any applicable CDSC is based on the lesser of the original purchase cost or the current market value of the shares being redeemed. The minimum initial investment for Class C Shares is $2,500 and the subsequent investment minimum is $500.

Shareholder Information	-27-	Purchasing, Exchanging & Selling Fund Shares

Class I Shares

Class I shares are designed primarily for proprietary accounts of institutional investors such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations. The minimum initial investment for Class I Shares is $100,000 and the subsequent investment minimum is $500. Class I shares are not subject to shareholder servicing fees or Rule 12b-1 fees.

Institutions which may invest in the Fund through Class I Shares include qualified retirement and deferred compensation plans and trusts used to fund those plans (including but not limited to those defined in section 401(k), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor. Others who may invest in Class I shares include Trustees of the Trust, officers and employees of the Advisor, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Advisor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent). If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

As indicated in the table above, the minimum initial investment for Class I Shares may be waived or reduced by the Advisor at any time. In addition to the circumstances listed in the table, the Advisor may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $100,000 initial investment minimum.

Shareholder Servicing Plan

The Funds have adopted a shareholder servicing plan that allows each Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class C  shareholders of the Funds. Because these fees are paid out of the assets attributable to the applicable Fund’s Class C shares, over time, they will increase the cost of your investment in such shares. Annual shareholder servicing fees under the plan are up to 0.25% for Class C shares of the average daily net assets attributable to the applicable Fund.

Distribution Plan

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees to broker-dealers for certain distribution-related services provided to Class A and Class C shareholders. Because these fees are paid out of the assets attributable to each Fund’s Class A and Class C shares, over time they will increase the cost of your investment in such shares. Annual distribution fees under the plan are up to 0.25% of the average daily net assets attributable to Class A shares of each Fund and 0.75% of the average daily net assets attributable to Class C shares of each Fund.

Shareholder Information	-28-	Purchasing, Exchanging & Selling Fund Shares

Additional Payments to Dealers

The Advisor may pay amounts from its own resources, and not as an additional charge to the Funds, to certain financial institutions in connection with the sale and/or distribution of the Funds’ shares or the retention and/or servicing of the Funds’ shareholders. These payments, which may include payments for marketing support, are in addition to any servicing fees or distribution fees payable by the Funds. Because these payments are not made by shareholders or the Funds, the Funds’ total expense ratios will not be affected by any such payments. These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1-800-395-3807 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action they deem reasonable or required by law.

Pricing of Fund Shares

A Fund’s share price is known as its net asset value or “NAV.”  The NAV of shares of a Class of a Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class (i.e., assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The Funds sell shares of each Class at the NAV per share of the Class next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Funds; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds). You may pay a fee if you buy Fund shares through a broker or agent. The price you pay to purchase Class A Shares is a Fund’s offering price for Class A Shares, which is the NAV per share for Class A Shares next calculated after the order is received in proper form, plus any applicable sales charge(load). The amount you receive when selling a Fund’s Class A Shares is the NAV next calculated after the order is received in proper form, less any applicable contingent deferred sales charge.

Each Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Each Fund calculates its NAV for shares of each Class once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading. The Funds invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares. As a result, the NAV of each Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Shareholder Information	-29-	Purchasing, Exchanging & Selling Fund Shares

Fair Value Pricing
The Funds have adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances. Such circumstances may arise for instance when (a) trading in a security has been halted or suspended or a security has been delisted from a national exchange, (b) a security has not been traded for an extended period of time, (c) a significant event with respect to a security occurs after the close of trading and before the time the Funds calculate their own share prices, or (d) market quotations are not readily available or are not considered reliable for other reasons. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Funds attempt to establish the price that they might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer
You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”). Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. Each Fund will price an order for shares of a Class at the NAV of the Class next computed, plus any applicable sales charge(load), after the order is accepted by an authorized dealer or the dealer’s authorized designee. The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order. A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent
To purchase shares of the Funds directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent. You may pay by a check with the Account Application, or by a wire transfer of funds as described below. All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept postdated checks, postdated on-line bill pay checks, or any conditional order or payment. The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders. The Funds reserve the right to reject any application. You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:	For regular mail, please send to:
Brandes Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Brandes Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

The Trust does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Shareholder Information	-30-	Purchasing, Exchanging & Selling Fund Shares

Payment by Wire
If you are making your first investment in the Funds, before you wire funds the Transfer Agent must have a completed account application. You may mail your account application or deliver it overnight to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:  [Fund name], [name of Class]
[Your name and account number]

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at 1-800-395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchasing by Telephone
If your signed account application has been received by the Funds, and you did not decline telephone options, you may purchase additional shares of the Funds by calling toll free at 1-800-395-3807. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase by telephone. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated on a day the NYSE is open. For security reasons, requests by telephone will be recorded. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your request in writing.

Purchasing Through the Automatic Investment Plan. Subsequent Investments. (Class A and C  Shares Only)
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under this AIP, the minimum initial investment of $2,500 is waived and you authorize the applicable Fund(s) to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $500. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed account application must be received at least 15 business days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (ACH) member. Your financial institution must be an ACH member in order for you to participate in the AIP.

Shareholder Information	-31-	Purchasing, Exchanging & Selling Fund Shares

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-800-395-3807 for additional information regarding the Funds’ AIP.

Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of the Funds through their respective plan sponsor or administrator, which is responsible for transmitting orders. You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRA accounts. Each Fund may also be appropriate for other retirement plans. The initial investment minimum is $1,000 for investing in Fund shares through an IRA account and is $500 for subsequent investments. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made. The procedures for investing in the Funds depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information
The Transfer Agent credits shares to your account and does not issue stock certificates. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Funds’ shares.

Shares of the Funds have not been registered for sale outside the United States. The Funds reserve the right to refuse investments from non-U.S. persons or entities. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may also purchase shares of each Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Funds may legally purchase and are consistent with the Funds’ investment objective and policies, that such securities are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Exchanging Your Shares

You may exchange your shares of any Class of any Fund for shares of the same Class of any other series of the Trust. Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary. The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions. The dealer may charge you for this service. If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

Shareholder Information	-32-	Purchasing, Exchanging & Selling Fund Shares

You may also redeem shares by mailing or delivering instructions to the Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number. Additional documents are required for certain type of redemptions such as redemptions from corporations, from partnerships, or from accounts with executors, trustees, administrations or guardians. The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions
You may establish telephone redemption privileges unless you declined telephone options on the account application. You can redeem shares by telephoning the Transfer Agent at 1-800-395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading. Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the ACH network to a bank account of record on the following business day. Wires are subject to a $15 fee paid by the shareholder. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days. Telephone trades must be received prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require signature guarantees or a signature validation from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Special Factors Regarding Telephone Redemptions
The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	If a change of address was received by the Transfer Agent within the last 30 days;
●	For all redemptions in excess of $50,000 from any shareholder account.

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In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust also reserves the right, in its sole discretion, to waive any signature guarantee requirement.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan (Class A and C Shares Only)
You may redeem shares of your Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount (at least $50), generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. You may establish a SWP on any account and in any amount you choose. Your account must have a share balance of $10,000 or more. If you elect this method of redemption, the applicable Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.

Redemption Payments
Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, and, if required, a signature guarantee and any other necessary documents, except as indicated below. In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Funds reserve the right to pay any redemption proceeds of shares of each Fund in whole or in part by distributing securities held by the Funds instead of cash.  If your shares are redeemed in kind, you will incur transaction costs and other costs (e.g., registration and stamp duty costs) when you sell the securities distributed to you. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption. If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts
If the value of your investment in a Fund falls below $500 because of redemptions, the Trust may notify you, and if your investment value remains below $500 for a continuous 60-day period, the Trust may redeem your shares. However, the Trust will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares. The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust. The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Shareholder Information	-34-	Purchasing, Exchanging & Selling Fund Shares

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Policy on Disruptive Trading

Each Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Funds’ trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Funds reserve the right to modify these policies at any time without shareholder notice. In particular, the Funds or the Advisor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Advisor, actual or potential harm to the Funds. The Advisor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Funds currently consider any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than four times in any twelve-month period. Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Advisor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Trust and the Advisor to prevent disruptive trading within the Funds and the adverse impact of such activity, there is no guarantee that the Funds’ policies and procedures will be effective. Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse effects. Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection. In seeking to prevent disruptive trading practices in the Funds, the Trust and the Advisor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within a Fund. If a financial intermediary establishes an omnibus account with a Fund, the Advisor is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading. Consequently, the Advisor may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity. Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares. However, the Advisor has entered into written agreements with the Trust’s financial intermediaries under which each intermediary must, upon request, provide the Trust with certain shareholder and identity trading information so that the Trust can enforce its disruptive trading policies.

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To the extent that the Trust or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of a Fund’s portfolios, and may result in the Funds engaging in certain activities to a greater extent than they otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase a Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all shareholders of the Funds, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategies.

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit a Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically, 4:00 p.m., Eastern time).

Shareholder Information	-36-	Purchasing, Exchanging & Selling Fund Shares

Dividends and Distributions

The Funds expect to pay income dividends quarterly, and to make distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

The Funds automatically reinvest dividends and capital gain distributions in additional shares at the relevant NAV on the reinvestment date. You may change your distribution election by writing or calling the Transfer Agent at least five days prior to the next distribution. If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current relevant NAV, and to reinvest all subsequent distributions.

Any dividend or distribution paid by a Fund has the effect of reducing its NAVs on the reinvestment date by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Funds will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. The Funds will inform you annually of the amount and nature of their distributions.

Dividends and interest earned by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes. The Funds will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of a Fund’s shares for shares of another Brandes Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes. Consult your own advisors about federal, state and local taxation of distributions from the Funds.

Shareholder Information	-37-	Dividends and Taxes

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time, because the Funds had not commenced investment operations prior to the date of this Prospectus.

Shareholder Information	-38-	Financial Highlights

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Funds without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

PN-1

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Funds’ annual and semi-annual reports to shareholders will contain detailed information on the Funds’ investments. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its first fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

Brandes Funds
11988 El Camino Real, Suite 600
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesfunds.com

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. In addition, you can get text-only copies:

●	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

●	Free from the Commission’s website at http://www.sec.gov.

Investment Company Act File No. 811-8614

STATEMENT OF ADDITIONAL INFORMATION

Dated December 31, 2014

BRANDES INVESTMENT TRUST

Brandes Global Opportunities Value Fund
Brandes Global Equity Income Fund

Brandes Investment Trust (the “Trust”) is an open-end, management company. This Statement of Additional Information (“SAI”) contains additional information about the two series of the Trust referred to above (each, a “Fund” and collectively, the “Funds”). The Funds may be referred to throughout this SAI as follows:  Brandes Global Opportunities Value Fund (“Global Opportunities Value Fund”) and Brandes Global Equity Income Fund (“Global Equity Income Fund”). Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes.

Fund	Class A	Class C	Class I
Global Opportunities Value Fund	♦ BGOAX	♦ BGOCX	♦ BGOIX
Global Equity Income Fund	♦ BGIAX	♦ BGICX	♦ BGIIX

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on July 6, 1994 and is an open-end management investment company. The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series. The Trust currently consists of nine series offering different classes as indicated below.

The Global Opportunities Value Fund and the Global Equity Income Fund have not yet commenced operations as of the date of this Statement of Additional Information.

Information for the following Funds is presented in a different Prospectus and SAI:

The Core Plus Fund commenced operations offering Class I shares on December 28, 2007. Class E shares of the Fund commenced operations on May 28, 2008. Class S shares never commenced operations. On January 31, 2013, Class S shares were redesignated as Class A shares, and the Fund began to offer Class A shares on January 31, 2013.

The Credit Focus Yield Fund commenced operations as a private investment fund on June 30, 2000. The private investment fund was reorganized into the Fund on February 1, 2012. On February 1, 2012, the Fund began offering Class I and Class S shares. On January 31, 2013, the Fund redesignated Class S shares as Class A shares.

The Global Equity Fund, offering both Class I and Class E shares, commenced operations on October 6, 2008. On January 31, 2011, the Fund began offering Class S shares. On January 31, 2013, the Fund redesignated Class S shares as Class A shares. Class C shares commenced operations on January 31, 2013.

The International Equity Fund commenced operations on January 2, 1997 and the original shares were designated as Class I shares on October 6, 2008. Class E shares of the Fund commenced operation on October 6, 2008. On January 31, 2011, the Fund began offering Class S shares. On January 31, 2013, the Class S shares were redesignated as Class A shares. Class C shares commenced operations on January 31, 2013.

The International Small Cap Fund commenced operations on August 20, 1996 as a private investment fund. The private investment fund was reorganized into the Fund on February 1, 2012. On February 1, 2012, the Fund began offering Class I and Class S shares. On January 31, 2013, the Fund redesignated Class S shares as Class A shares. Class C shares commenced operations on January 31, 2013.

The Emerging Markets Fund commenced operations on August 20, 1996 as a private investment fund. The private investment fund was reorganized into the Fund on January 31, 2011. On January 31, 2011, the Fund began offering both Class I and Class S shares. On January 31, 2013, the Fund redesignated Class S shares as Class A shares. Class C shares commenced operations on January 31, 2013.

The SMART Fund commenced operations on October 3, 2005.

INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of each of the Funds’ principal investment strategies as set forth in each Fund’s respective Prospectus. The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Recent Events

The enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general. The Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking a variety of actions mandated or permitted by the Act. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds cannot predict the effect of geopolitical events in the future on the U.S. or other economies and securities markets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and the systemic financial risks and policymaking uncertainties associated with high public debt in the United States and other countries, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, volcanic activity wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could impair the ability of issuers in which the Funds invest to conduct their businesses in a normal manner. Adverse weather conditions may also have a particularly significant negative effect on issuers in certain sectors, such as the agricultural sector and insurance companies that insure against the impact of natural disasters.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber -attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Borrowing

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of the Fund’s portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent a Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Funds, including the ability to make distributions.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a bond which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock.)  The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the insurer at a price established in the instrument governing the convertible security. If a convertible security held by the Funds is called for redemption, the Funds will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Debt Obligations

The Funds, to the extent permitted by the Prospectus, may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Depositary Receipts

The Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in equity securities of the foreign issuers into which they may be converted. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs in registered form are designed for use in the U.S. securities markets, and EDRs in bearer form are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged. However, investing in Depositary Receipts presents additional risks that may not be the same as the risks inherent in holding the equivalent shares of the same companies that are traded in the local markets. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. A Fund may be required to pay foreign withholding or other taxes on certain Depositary Receipts that it owns, but investors are generally not expected to be able to deduct their pro rata shares of such taxes in computing their taxable income or to claim their pro rata shares of such taxes as a credit against their U.S. federal income tax liability.

Depositary Receipts may be sponsored by foreign issuers or may be unsponsored. Unsponsored Depositary Receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.

Derivative Instruments

A variety of derivative investment products (“financial instruments”) are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments. The Advisor has not used such financial instruments, except for participatory notes, in the past in managing securities portfolios, but will continue to evaluate the potential benefits of using them and may use them in managing the Funds.

Each Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”). These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of a Fund’s overall investment strategy. Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund also may enter into swap agreements with respect to interest rates, securities indexes, credit default situations, and foreign currencies. Each Fund may also invest in structured notes. If other types of financial instruments, including other types of swaps, options, futures contracts, or futures options are traded in the future, each Fund may also use those instruments, provided that the Advisor determines that their use is consistent with the Fund’s investment objective.

The use of such financial instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some financial instruments may be traded.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), have changed many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and security-based swaps (e.g., swaps on single securities, single loans and narrow-based securities indexes) by the SEC. Under Dodd-Frank, the CFTC and the SEC are in the process of adopting and implementing several new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution of advisory activities in the markets for swaps and security-based swaps.

The CFTC and the SEC are continuing to implement these requirements through their rulemaking processes. These new regulatory requirements may make the use of swaps and security-based swaps more costly, may limit or restrict their use by a Fund, may present different risks or may otherwise adversely affect the value or performance of those instruments. It also is possible that these developments could adversely affect a Fund’s ability to terminate existing trades or to realize amounts to be received on such trades. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Each Fund’s use of derivatives may be affected by other applicable laws and regulations, including the laws and regulations of various non-U.S. jurisdictions. A Fund’s trading of derivatives also may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves special risks, including the following:

●
Financial instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many financial instruments are complex, and successful use of them depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other asset. Even if the Advisor’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

●
A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in financial instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the financial instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the financial instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

●
A Fund’s ability to close out or unwind a position in a financial instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the financial instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a financial instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the financial instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the financial instrument.

●
Certain financial instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the financial instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain financial instruments have the potential for unlimited loss, regardless of the size of the initial investment.

●
Many financial instruments may be difficult to value or may be valued subjectively. Inaccurate or subjective valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

●
Liquidity risk exists when a particular financial instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain financial instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

●
In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

●
Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

●
Financial instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index, market or other asset, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

●
Certain financial instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

●
In a cleared derivatives transaction, a Fund would be exposed to the risk of default on the obligations, or the insolvency, of the relevant clearinghouse. In addition, if a Fund has posted any margin to a broker that is a member of a clearinghouse with respect to a cleared derivatives transaction, the Fund would be exposed to the risk of default on the obligations, or the insolvency, of the broker through which it has entered into the transaction. Such losses, which could be substantial, may occur despite legal protections that are designed to protect customer assets in cleared derivatives transactions.

●
Certain financial instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only or primarily through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

●
Under Dodd-Frank, swap contracts that are required to be cleared must be traded on a CFTC-regulated swap execution facility or designated contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. As a result, it is possible that a Fund may not be able to enter into swaps that fully meet its investment needs. In addition, it is possible that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

●
Financial instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

●
Financial instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

●
Financial instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

●	Use of financial instruments involves transaction costs, which may be significant. Use of financial instruments also may increase the amount of taxable income to shareholders.

Foreign Currency Options

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Foreign Currency Transactions

Each Fund may enter into foreign currency transactions. Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds’ dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Investments

The Funds’ Prospectus describes the extent to which a Fund may invest in securities of issuers organized or headquartered in foreign countries. Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries deemed to be suitable by the Advisor. A Fund may make foreign investments in issuers organized or headquartered in emerging countries. A Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may affect the Fund’s ability to purchase or sell securities at a favorable price.

Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Market Characteristics. Foreign securities in which a Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. In addition, foreign markets for derivatives may be subject to less supervision, may provide less disclosure, and may present different or greater operational, custody, counterparty, and other risks than the markets for derivatives in the United States. Furthermore, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund. Each Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

Futures Contracts and Options on Futures Contracts

Each Fund may invest in futures contracts and futures options with respect to, but not limited to, interest rates, security indexes and currencies. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. The Advisor believes that a public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs also affect the gain or loss.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. The use of futures contracts and futures options involves a number of risks. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements between the hedging instrument and the instrument being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. government securities. To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of a Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist for any derivative.

Additional Risks of Foreign Derivatives. Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Advisor’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hybrid Instruments

Each Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, each Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid and Restricted Securities

Each Fund may hold up to 15% of its net assets at the time of purchase in illiquid securities, including (1) securities with no readily available market; (2) securities subject to legal restrictions on resale because they have not been registered under the Securities Act of 1933 (“restricted securities”), other than Rule 144A securities noted below; (3) repurchase agreements having more than seven days to maturity; and (4) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Illiquid securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933 (the “1933 Act”) and which the Advisor has determined to be liquid based on the applicable trading markets. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices. In recent years, a large institutional market has also developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale of an investment to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisor. In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quantity of the issuer.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

Other Investment Companies

Each Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor. They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may own an unlimited amount of any affiliated investment company. It also may invest its assets in any unaffiliated investment company, subject to certain conditions, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

Participatory Notes

The Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Preferred Stock

The Funds may invest in preferred stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Dividends may be set at a fixed or adjustable annual rate based upon a predefined index or interest rate level and in some circumstances may be changed or omitted by the issuer.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest in mortgages on real property and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of equity and mortgage REITs. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholder or unit holders at least 90% of its taxable income for each taxable year.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, variations in rental income and defaults by borrowers or tenants. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of a Fund’s distributions may also be designated as a return of capital.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which a Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser’s ability to sell the collateral might be restricted and the purchaser could suffer a loss if it were treated as an unsecured creditor. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

Reserves

Each Fund may establish and maintain reserves when the Advisor determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

Securities Lending

To realize additional income, each Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily. For the duration of the loan, a Fund will continue to receive the equivalent of the dividends or interest paid by the issuer on the securities loaned, and will receive proceeds from the investment of the collateral. A Fund may pay reasonable administrative and custodial fees in connection with a loan of securities and may pay a negotiated portion of the income earned on the collateral to the borrower or a placing broker. Each Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Advisor to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

Short-Term Investments

The Funds may at times invest in short-term securities either for temporary, defensive purposes or as part of their overall investment strategies. These securities include U.S. dollar denominated bank certificates of deposit, bankers’ acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. government and agency obligations. A certificate of deposit is a short-term obligation of a commercial bank. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. All these obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Advisor to be of comparable quality. The values of these investments may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

Structured Notes

Each Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Swap Agreements and Options on Swap Agreements

Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps. The Funds may also enter into options on swap agreements (“swap options”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Following the adoption and implementation of the Dodd-Frank Act, many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the Commodity Futures Trading Commission (the “CFTC”). If a Fund enters into such a swap, it may be considered a “commodity pool,” which in turn may trigger a requirement for the Advisor to register as a “commodity pool operator” (a “CPO”) with the CFTC absent the ability to rely on the exclusion from CPO status provided by CFTC Regulation 4.5. Recent amendments to Regulation 4.5, in relevant part, impose limits on the amount of an investment company’s commodity interest trading and prohibit an investment company as to which the exclusion is claimed to be marketed as a vehicle for trading commodity interests. The amendments to Regulation 4.5 are being challenged in federal court, and the outcome of that litigation remains uncertain.

Swaps on single securities, single loans, and narrow-based securities indexes – as well as some index credit default swaps – are known as “security-based swaps.”  These instruments are subject to SEC, rather than CFTC, jurisdiction. Accordingly, a Fund would not be considered a commodity pool subject to CFTC jurisdiction as a result of entering into this type of swap transaction.

Swaps bearing attributes of both CFTC-regulated swaps and security-based swaps are considered “mixed swaps.”  Absent a determination to the contrary by the CFTC and the SEC, these instruments would generally be considered to be commodity interests. As a result, a Fund that enters into a mixed swap would be considered a commodity pool, which in turn may trigger a requirement for the Advisor to register as a CPO with the CFTC absent the ability to rely on the exclusion from CPO status provided by Regulation 4.5.

A Fund could be considered a “major swap participant” or a “major-security based swap participant” if its trading of swaps or security-based swaps exceeded certain tests specified in CFTC and SEC regulations that, generally speaking, measure swap counterparty exposure. Major swap participants and major security-based swap participants are subject to comprehensive requirements under CFTC and SEC regulations, respectively. Those requirements, if they were to apply to a Fund, would potentially have an adverse effect on a Fund’s ability to trade swaps and security-based swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, a Fund (if the buyer) will receive either the full notional value in exchange for the reference obligation or the difference in value between the full notional value and the reference obligation. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with established procedures, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.  As a matter of operating policy, a Fund will limit its swap transactions, along with any other transactions that are considered commodity interests subject to CFTC jurisdiction, so that either: (a) the aggregate initial margin or premium required to establish those positions does not exceed 5% of the Fund’s net assets; or (b) the aggregate net notional value of those positions does not exceed 100% of the Fund’s net assets. For this purpose, the caps, collars, and floors described above are considered swaps.

Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit a Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including regulations being implemented under the Dodd-Frank Act, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Swaps and security-based swaps are subject to a comprehensive regulatory regime under the Dodd-Frank Act that is being implemented by the CFTC and the SEC. Many aspects of this regime have yet to be finalized, so their overall effect on a Fund remains uncertain. One key aspect of these regulations will be to provide for the centralized clearing of several categories of swap transactions. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available. These new requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented.

Trust Preferred Securities

The Funds may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Treasury obligations differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association (d/b/a Fannie Mae) (“FNMA”), Federal Home Loan Mortgage Corporation (d/b/a Freddie Mac) (“FHLMC”), Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, Small Business Administration and Tennessee Valley Authority. Securities issued by these agencies and instrumentalities may have maturities from one day to 30 years or longer. Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some (such as those of the Federal Home Loan Banks) are backed by the right of the issuer to borrow from the Treasury; others (such as those of FNMA) are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; and others (such as those of FHLMC) are supported only by the credit of the instrumentality.

U.S. government securities also include securities issued by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.

A guarantee of principal by an agency or instrumentality may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to its maturity. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. No government agency or instrumentality guarantees the market value of the securities it issues, and such market value will fluctuate in response to changes in interest rates.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Warrants

The Funds may invest in warrants. A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued Securities

Each Fund may from time to time purchase securities on a “when-issued,” delayed delivery or forward commitment basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction. Each Fund will segregate the liquid securities or cash in an amount at least equal to these commitments. Typically, income may not accrue on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to the Funds in addition to the policies and restrictions discussed in the prospectuses. The policies and restrictions listed below with respect to a Fund cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, each Fund is diversified, i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, no Fund may:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

5.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Funds may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

6.	Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements);

7.	Make investments for the purpose of exercising control or management; or

8.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Neither the Global Equity Income Fund nor the Global Opportunities Value Fund may:

1.	Make short sales of securities or maintain a short position, except for short sales against the box;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; or

3.
Write put or call options, except that the Funds may (a) write covered call options on individual securities and on stock indices; (b) purchase put and call options on securities which are eligible for purchase by the Funds and on stock indices; and (c) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations.

Operating Restrictions

Each Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board without shareholder approval.

No Fund may:

1.
Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.
Purchase (i) more than 3% of the total outstanding shares of another investment company, (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) shares of another registered investment company in an amount that would cause the Fund’s aggregate investment in all investment companies to be in excess of 10% of the value of the total assets of the Fund, except as permitted by federal and state law and regulations promulgated thereunder, and except that the Fund reserves the right to invest all of its assets in another investment company; or

3.	Hold more than 15% of its net assets in illiquid securities.

In addition, the Global Equity Income Value Fund may not make any change to its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior written notice.

PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Funds’ portfolios, and is calculated for each Fund by dividing the lesser of long-term purchases or sales of portfolio securities of the Fund for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Funds during the fiscal year. A 100% portfolio turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds will not disclose (or authorize their custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

●
To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

●	In connection with periodic reports that are available to shareholders and the public;

●	To mutual fund rating or statistical agencies or persons performing similar functions;

●	Pursuant to a regulatory request or as otherwise required by law; or

●	To persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made. The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Funds’ portfolio securities. In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor with respect to such disclosure, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

The Funds disclose their portfolio holdings quarterly, in their annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period. The Funds may disclose their portfolio holdings publicly on their website within 15 days of each calendar quarter end.

Registered investment companies that are sub-advised by the Advisor may be subject to different portfolio holdings disclosure policies, and neither the Board of Trustees nor the Advisor exercises control over such policies. In addition, the Advisor’s separately managed account clients have access to their portfolio holdings and are not subject to the Trust’s Disclosure Policies and Procedures. Certain of the Advisor’s separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to the Trust, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Trust.

Such disclosure may be made to service providers, rating and statistical organizations and other persons approved by the CCO only if the recipients of such information are subject to a confidentiality agreement that among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Funds’ CCO) determine that, under the circumstances, disclosure is in the best interests of the applicable Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.

MANAGEMENT

The Board is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian and Transfer Agent. The Board delegates the day-to-day operations of the Trust to its officers, subject to Funds’ investment objective and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 72)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, 2004-2011.	9	None
Jean Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 56)	Trustee and Chairman of the Board	Since April 2008	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	9	Bridge Builder Trust.
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 61)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	9	Hotchkis and Wiley Funds.
Craig Wainscott 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 52)	Trustee	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	9	None

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 53)	Trustee and President	Since July 2006	Executive Director of the Advisor since January 2004.	9	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 52)	Trustee	Since February 2012	Chief Executive Officer, Brandes Investment Partners & Co. since 2002; Managing Director – PCPM of the Advisor since 2011.	9	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 43)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 57)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
1     Trustees and officers of the Fund serve until their resignation, removal or retirement.
2      Not “interested persons” of the Trust as defined in the 1940 Act.
3
“Interested persons” of the Trust as defined in the 1940 Act. Jeff Busby is an interested person of the Trust because he is the President of the Trust and the Executive Director of the Advisor. Oliver Murray is an interested person of the Trust because he is an employee of the Advisor.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Nominating Committee and an Audit Committee, which are discussed in greater detail below under “Board Committees.”  Currently, four of the six Trustees are Independent Trustees, who are not affiliated with the Advisor, the principal underwriter, or their affiliates. Ms. Carter, an Independent Trustee, serves as Chairman of the Board. The Nominating Committee and Audit Committee are comprised entirely of Independent Trustees. The Independent Trustees also are advised by independent legal counsel. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The current Trustees were selected with a view to establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries. In addition, each of the Trustees has served on the Board for a number of years, and has gained substantial insight as to the operation of the Advisor and the Trust.

The Trustees were selected to join the Board based upon the following factors, among others:  character and integrity; willingness to serve and to commit the time necessary to perform the duties of a Trustee; and as to a majority of the Board satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act.

In addition to the information provided in the chart above, below is certain additional information concerning the professional experience of each Trustee. The information is not all-inclusive as relevant Trustee attributes also involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Mr. Gaffney has substantial mutual fund and investment advisory experience. He has been an Independent Trustee of the Cutler Trust (mutual funds); President and Chief Executive Officer of an institutional fixed income management firm; Chief Investment Officer of a private bank; Executive Vice President and Chief Investment Officer of an insurance company; Chairman of a closed-end investment company; and Chairman, Chief Executive Officer and a fixed income Portfolio Manager of an institutional asset management firm.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Fitzgerald has substantial experience in public accounting as a Partner of PricewaterhouseCoopers primarily serving financial services companies. He has also served as Chief Financial Officer of PIMCO Advisors (a publicly traded asset manager and fund sponsor) and as Chief Financial Officer of National Retirement Partners and currently serves as a Trustee and chair of the audit committee of Hotchkis and Wiley Funds.

Mr. Wainscott has substantial mutual fund and financial services experience. He has over 24 years of experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia. Mr. Wainscott has worked as a Certified Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Mr. Busby has significant investment advisory experience. He currently serves as Executive Director and a member of the Advisor’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives. He also contributes to the investment process as a member of the Advisor’s Investment Oversight Committee.

Mr. Murray has significant investment advisory experience. He currently serves as Managing Director, Private Client Portfolio Management of the Advisor and Chief Executive Officer of the Advisor’s Toronto entity where he is responsible for all of the Advisor’s Canadian functional areas. Mr. Murray is responsible for client service, sales and marketing globally for the Advisor. Mr. Murray has served on the boards of a number of industry organizations and is past Chair of the board of directors of the Investment Funds Institute of Canada (IFIC). He has over 26 years of experience in the financial services industry.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald. Mr. Fitzgerald is the Audit Committee Chair. The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee will consider candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.

Fund Shares Owned by Trustees as of December 31, 2013

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Dollar Range of Equity Securities Owned in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Global Opportunities Value Fund	Global Equity Income Fund
“Independent” Trustees
J. Michael Gaffney	A	A	E
Jean Carter	A	A	C
Robert Fitzgerald	A	A	A
Craig Wainscott	A	A	A
“Interested” Trustees
Jeff Busby	A	A	E
Oliver Murray	A	A	A

As of November 30, 2014, the officers and trustees owned less than 1% of outstanding shares of each Fund as a group.

Compensation

The Trust pays Independent Trustees an annual retainer of $50,000 in quarterly installments of $12,500. They also receive a fee of $1,000 for any special telephonic Board meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings. The Board Chairman receives an additional fee of $15,000 per year. The Audit Committee and Nominating Committee Chairs each receive an additional fee of $2,000 per year and $1,000 per year, respectively. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust. These compensation matters are subject to review by the Independent Trustees annually.

The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2014:

	Aggregate Compensation from the Funds
Name	Global Opportunities Value Fund	Global Equity Income Fund	Total Compensation from Trust and Trust Complex(1) Paid to Trustees
J. Michael Gaffney (Independent Trustee)	None	None	$52,000
Jean Carter (Independent Trustee)	None	None	$66,000
Robert Fitzgerald (Independent Trustee)	None	None	$53,000
Craig Wainscott (Independent Trustee)	None	None	$51,000
Jeff Busby (Interested Trustee)	None	None	None
Oliver Murray (Interested Trustee)	None	None	None
(1)	Trust Complex includes all nine series of the Trust.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds, subject to certain conditions. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers. Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Funds do not invest in any security for the purpose of exercising control or management. Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Funds have delegated their authority to vote proxies to the Advisor, subject to the supervision of the Board. The Funds’ proxy voting policies are summarized below.

Policies of the Funds’ Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by each Fund in a timely manner. Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy. The Advisor does not solicit or consider the views of individual shareholders of the Funds in voting proxies. The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s proxy voting procedures adhere to the following broad principles:

●
The right to vote proxies with respect to portfolio securities held by a Fund is an asset of the Fund. The Advisor acts as a fiduciary of each Fund and must vote proxies in a manner consistent with the best interest of each Fund and its shareholders.

●
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

●	The financial interest of the clients is the primary consideration in determining how proxies should be voted.
●
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of third party proxy service providers on these issues, although, on occasion the Advisor may abstain from voting on these issues.

●	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.
●
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

●	Are consistent with the Advisor’s fiduciary duty to each Fund and its shareholders;

●	Seek to maximize shareholder return and the value of Fund investments;

●	Promote sound corporate governance; and

●	Are consistent with each Fund’s investment objectives and policies.

International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.

For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time. If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy. In situations where there is a conflict of interest between the interests of the Advisor and the interests of a Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board of Trustees and obtain instructions from the Board on how to vote the proxy relating to that proposal.
2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the Fund (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Board’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Funds, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use Independent Third Party recommendations for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Glass Lewis (or have the third party vote such proxies).

5.
Use Independent Third Party recommendations to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or Glass Lewis) to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

In the event of a conflict between the interests of the Advisor and a Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-331-2979 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling 1-800-331-2979 and will be sent within three business days of receipt of a request.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges that it controls a Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Since the Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to the Funds, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor provides a continuous investment program for the Funds and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, each Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust’s officers and Trustees; and (xii) amortization of organization costs.

Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to any Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the Funds will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to a Fund will continue for an initial two-year period and thereafter automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

As compensation, the Funds each pay the Advisor at an annual rate as shown below:

Fund	Annual Advisory Fee
Global Opportunities Value Fund	0.95%
Global Equity Income Fund	0.80%

The Board of Trustees or the holders of a majority of the outstanding voting securities of the Funds can terminate the Advisory Agreement with respect to the Funds at any time without penalty, on 60 days written notice to the Advisor. The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Funds. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

The Advisor has agreed that it will waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the expenses of the Fund do not exceed the amounts shown below during each fiscal year for the respective class (the “Expense Cap”). Such agreement is currently in effect through January 31, 2017:

	Expense Caps
Fund	Class A	Class C	Class I
Global Opportunities Value Fund	1.40%	2.15%	1.15%
Global Equity Income Fund	1.25%	2.00%	1.00%

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the end of the third full fiscal year of a Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of a Fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred or any lower expense cap in effect at the time of reimbursement.

Portfolio Managers

The following includes information regarding the Funds’ portfolio managers and the accounts managed by each of them as of the dates indicated.

Global Opportunities Value Fund

Investment decisions with respect to the Global Opportunities Value Fund are the responsibility of the Advisor’s All-Cap Investment Committee (“All-Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor. The voting members of the All-Cap Committee are listed below. As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the All-Cap Committee. Messrs. Ralph Birchmeier, Charles Brandes, Kenneth Little, Michael Hutchens, and Gerardo Zamorano are members of the All-Cap Committee. The following chart provides information regarding other accounts managed by the portfolio managers of the Global Opportunities Value Fund as of November 30, 2014.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Ralph Birchmeier, CFA	Registered Mutual Funds: 1 Other pooled investment vehicles: 8 Other accounts: 77 Total accounts: 86 (Managed by All Cap Committee and Small Cap Committee)	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $692 million Other pooled investment vehicles: $519 million Other accounts: $488 million
Charles Brandes, CFA	Registered Mutual Funds: 0 Other pooled investment vehicles: 2 Other accounts: 0 Total accounts: 2 (Managed by All Cap Committee)	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 million Other pooled investment vehicles: $149 million Other accounts: $0 million
Kenneth Little, CFA
Registered Mutual Funds:  1
Other pooled investment vehicles: 15
Other accounts:  771
Total accounts: 802
(Managed by All Cap and Global Large Cap Committees, including equity portion of Enhanced Income strategy)
Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $786 million Other accounts: $7,526 million

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Michael Hutchens, CFA	Registered Mutual Funds: 0 Other pooled investment vehicles: 6 Other accounts: 166 Total accounts: 172 (Managed by All Cap and Mid Cap Committees)	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $0 million Other pooled investment vehicles: $258 million Other accounts: $270 million
Gerardo Zamorano, CFA	Registered Mutual Funds: 4 Other pooled investment vehicles: 8 Other accounts: 525 Total accounts: 537 (Managed by All Cap and Emerging Markets Committees)	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $1,687 million Other pooled investment vehicles: $1,113 million Other accounts: $1,696 million

Global Equity Income Fund

Investment decisions with respect to the Global Equity Income Fund are the responsibility of the Advisor’s Global Large Cap Investment Committee (“Global Large Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor. The voting members of the Global Large Cap Committee are listed below. As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Global Large Cap Committee. Messrs. Jim Brown, Brent Fredberg, Ted Kim, Kenneth Little and Brian Matthews are members of the Global Large Cap Committee. The following chart provides information regarding other accounts managed by the members of the Advisor’s Global Large Cap Committee as of November 30, 2014.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Jim Brown, CFA	Registered Mutual Funds: 1 Other pooled investment vehicles: 13 Other accounts: 786 Total accounts: 800 (Managed by Global Large Cap Committee, including equity portion of Enhanced Income strategy)	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $1,637 million Other accounts: $7,526 million
Brent Fredberg	Registered Mutual Funds: 1 Other pooled investment vehicles: 13 Other accounts: 786 Total accounts: 800 (Managed by Global Large Cap Committee, including equity portion of Enhanced Income strategy)	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $1,637 million Other accounts: $7,526 million

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Ted Kim, CFA
Registered Mutual Funds:  1
Other pooled investment vehicles: 17
Other accounts:  953
Total accounts: 971
(Managed by Global Large Cap Committee, Mid Cap Committee and includes the equity portion of Enhanced Income strategy)
Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $1,745 million Other accounts: $7,796 million
Kenneth Little, CFA
Registered Mutual Funds:  1
Other pooled investment vehicles: 15
Other accounts:  771
Total accounts: 802
(Managed by All Cap and Global Large Cap Committees, including equity portion of Enhanced Income strategy)
Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $1,786 million Other accounts: $7,526 million
Brian Matthews, CFA	Registered Mutual Funds: 1 Other pooled investment vehicles: 13 Other accounts: 786 Total accounts: 800 (Managed by Global Large Cap Committee, including equity portion of Enhanced Income strategy)	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 1 account from which it receives an advisory fee based on the performance of the account.
Total assets in this 1 account is  $72 million

Registered Mutual Funds: $48 million Other pooled investment vehicles: $1,637 million Other accounts: $7,526 million

Compensation

As of November 30, 2014, the Advisor’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the firm’s equity through partnership or phantom equity.

The base salary for each of the portfolio managers is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Funds or other accounts. There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Funds and the other accounts managed by the portfolio managers.

Security Ownership of the Funds by the Portfolio Managers

As of the date of this SAI, none of the portfolio managers owned shares of the Funds.

Material Conflicts of Interest That May Arise

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by the Advisor. If one of the Advisor’s investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of a purchase or sale order across all eligible funds and other accounts. In order to address these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. For all client accounts, including the Global Opportunities and Global Equity Income Funds, that are able to participate in aggregated equity transactions, the Advisor utilizes a rotational equity client trading system to execute client transactions in order to provide, over the long-run, fair treatment for each account. For fixed income client accounts, the Advisor generally uses a pro-rata allocation method, based on account market value.

Investment in the Fund. Members of the Advisor’s investment committees may invest in a Fund or other accounts that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the Fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and methodologies as described above are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Performance-Based Fees. For a small number of accounts, the Advisor may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where the Advisor might share in investment gains. In order to address these potential conflicts, the Advisor’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Compliance Program. Additionally, the Advisor’s internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program. Many of the firm’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Advisor, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the CCO); representatives of operations; and other representatives of senior management.

The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved. The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area. The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Funds, subject to the overall supervision of the Trustees. The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Funds’ books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Funds’ insurance relationships; (iii) preparing for the Funds (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Funds’ shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Funds’ registration and/or the registration of the shares of the Funds under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Funds and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above.

For its services, the Administrator receives a fee at the annual rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% thereafter, subject to a $50,000 annual minimum for each Fund, which is allocated across the Trust based on average net assets.

Distribution Agreement

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust. The offering of the Funds’ shares is continuous. The Distributor is not obligated to sell any specific amount of the Funds’ shares. The Distributor is an affiliate of the Administrator. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Advisor pays the Distributor’s fees. The Distributor is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Funds, the primary consideration is to seek to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

The Funds may purchase portfolio securities directly from issuers or from underwriters. Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

For equity trading, the Advisor has a formal broker evaluation process based on an annual survey of its research analysts. Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences. In connection with fixed income trading, the Advisor does not establish target allocations, but rather reviews trading volumes by broker each month in light of the aforementioned factors and adjusts trading strategies appropriately. However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

FINRA has adopted rules governing FINRA members’ execution of investment company portfolio transactions. These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment advisor or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities. The Advisor does not consider whether a broker-dealer sells shares of the Funds when allocating the Funds’ brokerage.

The Advisor may obtain proprietary and third party research through client commission arrangements. In a client commission arrangement, the Advisor agrees with a broker effecting trades for its client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services either from the executing broker or another research provider, as directed from time to time by the Advisor. The research provided in connection with such arrangements is intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the SEC’s related interpretive guidance. Participating in client commission arrangements enables the Advisor to consolidate payments for research services through one or more channels using accumulated client commissions and helps to facilitate the Advisor’s receipt of research services and ability to provide best execution in the trading process.

The Advisor makes investment decisions for each Fund independently from those of the Advisor’s other client accounts. Nevertheless, at times the same securities may be acceptable for a Fund and for one or more of such client accounts. To the extent any of these client accounts and a Fund seeks to acquire the same security at the same time, a Fund may not be able to acquire as large a portion of such security as the Fund desires, or the Fund may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If a Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the amount being purchased or sold and other factors it deems relevant. In some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Net Asset Value
The net asset value per share of each Class of each of the Funds is calculated by adding the value of all portfolio securities and other assets of the Fund attributable to the Class, subtracting the liabilities of the Fund attributable to the Class, and dividing the result by the number of outstanding shares of such Class. Assets attributable to a Class consist of the consideration received upon the issuance of shares of the Class together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open. Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price.

Over-the-counter (“OTC”) equity securities included in the NASDAQ National Market System (“NMS”) are priced at the NASDAQ official closing price (“NOCP”). Equity securities traded on the NMS for which the NOCP is not available, and equity securities traded in other over-the-counter markets, are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the last bid and ask price. Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available are valued at current market quotations as provided by an independent pricing service. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost.

Options listed on an exchange are valued at the last sales price at the close of trading on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange on the day of valuation or, if there was no sale on the applicable options exchange on such day, at the mean between the bid and ask price on any of such exchanges on such day closest to the close of the New York Stock Exchange on such day. However, if an exchange closes later than the New York Stock Exchange (“NYSE”) on the day of valuation, options that are traded on the NYSE are valued at the last sale price on such exchange as of the close of the NYSE on such day (or, if there was no sale on such day, at the previous business day’s last price coinciding with the close of the NYSE). OTC options are valued at the average between the bid and asked prices on the day of valuation provided by a dealer selected by the Advisor. On a monthly basis, the Advisor obtains bid and asked prices from at least two other dealers engaged in OTC options transactions for the purpose of comparison with the then current valuations of OTC options written or held by the Fund. In addition, the Advisor on a daily basis monitors the market prices on the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Futures contracts and options listed on a national exchange are valued at the sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and ask prices on any of such exchanges on such day closest to the close of the New York Stock Exchange. Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service or principal market maker. Bonds and other fixed-income securities (other than the short-term securities described above) are valued using the bid price as provided by an independent pricing service.

Foreign securities markets normally complete trading well before the close of the New York Stock Exchange. In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated. Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange. The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 4:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

The Funds may use a pricing service approved by the Board. Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

The Funds value securities and other assets for which market quotations are not readily available at fair value as determined in good faith, pursuant to policies and procedures approved by the Board. Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analysts, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security. If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken. All determinations of such committee are reviewed at the next meeting of the full Board. In addition, the Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on a foreign exchange no longer represent the amount that the Fund could expect to receive for the securities on such exchange, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index.

An example of how the Funds calculated the net asset value per share as of  [ ]is as follows:

Extraordinary Circumstances Affecting Redemptions.
Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for any Fund. Generally, those extraordinary circumstances are when: (1) the New York Stock Exchange is closed or trading thereon is restricted; (2) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (3) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates.
A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced based on the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan on behalf of the Funds that allows a Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class C shareholders of the Global Opportunities and Global Equity Income Funds. Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares. The maximum annual shareholder servicing fees paid as a percentage of the average daily net assets of each Fund under the Shareholder Service Plan are as follows:

Maximum Shareholder Servicing Fee
Fund	Class C Shares
Global Opportunities Value Fund	0.25%
Global Equity Income Fund	0.25%

As authorized by the Shareholder Service Plan, each Fund may enter into a Shareholder Service Agreement with a service provider pursuant to which the service provider agrees to provide certain shareholder support services to its customers who own Classes C shares of the Fund. Such shareholder support services may include, but are not limited to: (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their positions in shares; (3) arranging for bank wires; (4) responding to shareholder inquiries relating to the services performed by the service provider; (5) responding to inquiries from shareholders concerning their investments in shares; (6) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (7) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (8) assisting shareholders in changing dividend options, account designations, and addresses; (9) providing sub-accounting with respect to shares beneficially owned by shareholders; (10) processing dividend payments from the Fund on behalf of shareholders; and (11) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan applicable to Class A shares and Class C shares, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares. The Board has determined that the Distribution Plan is in the best interests of the Funds’ Class A and Class C shareholders.

Continuance of the Distribution Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan (“Qualified Trustees”). All material amendments to the Distribution Plan must be by a majority of the Trustees and of the Qualified Trustees. In addition, the Distribution Plan may not be amended to increase materially the amount that may be spent under the Distribution Plan without approval by a majority of the outstanding shares of the Class of each Fund affected.

The Distribution Plan provides that the Trust will pay the Distributor an annual fee of up to 0.25% of the average daily net assets attributable to each Fund’s Class A shares. The Distribution Plan also provides that the Trust will pay the Distributor an annual fee of up to 0.75% of the average daily net assets attributable to the Class C shares of each Fund. The Distributor can use such payments to compensate broker-dealers and service providers that provide distribution-related services to the Class A or Class C shareholders or to their customers who beneficially own Class A or Class C shares. Such services include reviewing purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Distribution fees paid by a particular Class of a Fund may only be used to pay for the distribution expenses of that Class of the Fund. Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Distribution Plan to bear any distribution expense in excess of the distribution fee. Thus, if the Distribution Plan is terminated or otherwise not continued with respect to a Fund, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class A or Class C shares of the Fund to the Distributor.

The Distribution Plan (and any distribution-related agreement among the Fund, the Distributor and a selling agent with respect to the shares) may be terminated with respect to a Class of shares of a Fund without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the applicable Class of the Fund.

All distribution fees paid by the Fund under the Distribution Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of the Financial Industry Regulatory Authority, as such Rule may change from time to time. Pursuant to the Distribution Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the shares of the Funds. In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

Class A Shares – Dealer Commissions and Compensation
The Advisor may pay dealers a commission of up to 1.00% on certain investments in Class A shares that are not subject to an initial sales charge. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates:

1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%. A dealer concession of up to 0.25% may be paid by a Fund under its Class A plan of distribution to reimburse the principal underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

REDEMPTIONS

The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Funds may make payment partly in readily marketable securities with a current market value equal to the redemption price. Although the Funds do not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash. The Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits each Fund to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund’s total net assets at the beginning of such 90-day period.

TAXATION

The Funds intend to elect to qualify for treatment as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code (the “Code”). In each taxable year that a Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders. If a Fund fails to qualify as a regulated investment company for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on its income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify for treatment as a RIC, each Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, income from interests in qualified publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Funds will be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year substantially all of their ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, will treat such proportionate share as taxes paid by them, and may, subject to applicable limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Funds’ election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such foreign taxes.

The Funds may invest in the stock of foreign investment companies. Such companies are likely to be treated as “passive foreign investment companies” (“PFICs”) under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to include currently in its income, distributable to shareholders, its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC. In order to distribute such income to shareholders, a Fund may need to liquidate investments sooner than it otherwise would have. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a “Qualified Electing Fund” under Code Section 1295 or (ii) elect to “mark-to-market” the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

Many of the options, futures and forwards contracts that may be used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by a Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Funds and taxed as ordinary income when distributed to shareholders. The Funds may make certain elections available under the Code which are applicable to straddles. If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Funds must meet to qualify as a RIC, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Fund) to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls. You may wish to avoid purchasing shares of a Fund shortly before the Fund pays a dividend or capital gain distribution, as such a dividend or distribution will be taxable to you, even though it represents a return of a portion of your investment.

Each Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. A Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

FINANCIAL STATEMENTS

Because the Funds have recently commenced operations, there are no financial statements available at this time. Shareholders of each Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the Fund’s independent public accounting firm will be submitted to shareholders at least annually.

OTHER SERVICE PROVIDERS

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is responsible for holding the assets of the Funds.

U.S. Bancorp Fund Services, LLC is the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.

The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017, examines the Funds’ financial statements annually and prepares the Funds’ tax returns.

Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, acts as legal counsel for the Trust and the Independent Trustees.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments, or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

GENERAL INFORMATION

Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Funds’ assets in the securities of another investment company, upon notice to and approval of shareholders. The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Funds or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Funds’ prospectus and this SAI as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the 1940 Act, in which case all shares of the Trust will vote in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund. However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

As used in each Fund’s prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Funds. The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Funds has equal voting rights, and fractional shares have fractional rights. Each share of a Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

BRANDES INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

The following exhibits are included with this Post- Effective Amendment, except as noted:

(a)		Articles of Incorporation

	(1)	Agreement and Declaration of Trust(1)

(A)	Amendment to Agreement and Declaration of Trust(1)

(B)	Amendment to Agreement and Declaration of Trust(2)

(C)	Certificate of Amendment dated September 2005 to Certificate of Trust(11)

(D)	Certificate of Amendment dated July 8, 2009 to Certificate of Trust(19)

(E)	Certificate of Amendment dated January 31, 2012 to Certificate of Trust(20)

(b)		By-laws(1)

(c)		Instruments Defining Rights of Security Holders - Not applicable.

(d)		Investment Advisory Agreement

	(1)	Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Brandes International Equity Fund(3)

(A)	Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Separately Managed Account Reserve Trust(10)

(B)	Form of Second Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P., relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Enhanced Income Fund(13)

(C)	Form of Third Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes Global Equity Fund(15)

(D)	Fourth Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes Emerging Markets Fund(19)

(E)	Fifth Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes International Small Cap Equity Fund and the Brandes Credit Focus Yield Fund(20)

(F)	Sixth Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes International Equity Fund(21)

(G)	Seventh Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes International Equity Fund(22)

(H)
Eighth Amendment to Investment Advisory Agreement with Brandes Partners, L.P. relating to the Brandes Global Opportunities Value Fund and the Brandes Global Equity Income Fund – to be filed by amendment

(2)	Amended and Restated Expense Limitation and Reimbursement Agreement(22)

(e)		Distribution Agreement

	(1)	Distribution Agreement with Quasar Distributors, LLC relating to the Brandes International Equity Fund(5)

	(2)	Distribution Agreement with Quasar Distributors, LLC to the Separately Managed Account Reserve Trust(11)

	(3)	Addendum to Distribution Agreement with Quasar Distributors, LLC, relating to the Brandes Core Plus Fixed Income Fund and Brandes Enhanced Income Fund(14)

	(4)	Form of Amendment to Distribution Agreement with Quasar Distributors, LLC(17)

	(5)	Amendment to Distribution Agreement with Quasar Distributors, LLC relating to the Brandes Emerging Markets Fund(19)

	(6)	Form of Fourth Amendment to Distribution Agreement with Quasar Distributors, LLC relating to the Brandes International Small Cap Equity Fund and the Brandes Credit Focus Yield Fund(20)

	(7)	Form of Fifth Amendment to Distribution Agreement Quasar Distributors, LLC relating to the Brandes Global Opportunities Value Fund and the Brandes Global Equity Income Fund – to be filed by amendment

(f)		Bonus or Profit Sharing Contracts - Not applicable.

(g)		Custodian Agreement

	(1)	Custodian Agreement with Investors Bank & Trust Company(2)

	(A)	Amendment Agreement to Custodian and Transfer Agency Agreement with Investors Bank & Trust Company(7)

	(B)	Sixth Amendment to Custodian Agreement with State Street Bank and Trust Company relating to the Brandes Core Plus Fixed Income Fund and Brandes Enhanced Income Fund(14)

	(C)	Form of Amendment to Custodian Agreement with State Street Bank and Trust Company(17)

	(D)	Form of Amendment to Custodian Agreement with State Street Bank and Trust Company relating to the Brandes International Small Cap Equity Fund and the Brandes Credit Focus Yield Fund(20)

(E)
Form of Amendment to Custodian Agreement with State Street Bank and Trust Company relating to the Brandes Global Opportunities Value Fund and the Brandes Global Equity Income Fund – to be filed by amendment

(2)	Custodian Agreement with Northern Trust Company(19)

(h)		Other Material Contracts

	(1)	Form of Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC(17)

(A)	Amendment to the Fund Administration Servicing Agreement(19)

(B)	Third Amendment to the Fund Administration Servicing Agreement(22)

(2)	Form of Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC(17)

(A)	Amendment to the Transfer Agency Agreement(19)

(B)	Third Amendment to the Transfer Agency Agreement(22)

(3)	Form of Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC(17)

(A)	Amendment to the Fund Accounting Servicing Agreement(18)

(B)	Second Amendment to the Fund Accounting Servicing Agreement(19)

(C)	Form of Fourth Amendment to the Fund Accounting Servicing Agreement(20)

(4)	Shareholder Services Plan(21)

	(5)	Agreement and Plan of Reorganization and Exchange(19)

	(6)	Power of Attorney for J. Michael Gaffney(17)

	(7)	Power of Attorney for Jeff Busby(13)

	(8)	Power of Attorney for Jean Carter(17)

	(9)	Power of Attorney for Robert Fitzgerald(17)

(i)		Legal Opinion

	(1)	Opinion and consent of counsel relating to the Brandes Investment Equity Fund(2)

	(2)	Form of opinion and consent of counsel relating to the Separately Managed Account Reserve Trust(10)

	(3)	Form of opinion and consent of counsel relating to the Brandes Core Plus Fixed Income Fund and Brandes Enhanced Income Fund(13)

	(4)	Form of opinion and consent of counsel relating to the Brandes Global Equity Fund(15)

	(5)	Form of opinion and consent of counsel relating to the Brandes Global Opportunities Value Fund and the Brandes Global Equity Income Fund – to be filed by amendment

(j)		Consent of independent registered public accounting firm – not applicable.

(k)		Omitted Financial Statements - Not applicable

(l)		Investment letter(1)

(m)		Rule 12b-1 Plan(21)

(n)	Rule 18f-3 Plan(21)

(o)		Reserved

(p)		Codes of Ethics

	(1)	Brandes Investment Partners, L.P. Amended and Restated Code of Ethics(19)

	(2)	Brandes Investment Trust(19)

	(3)	Quasar Distributors, LLC(6)

(1)
Previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-81396) (the “Registration Statement”), filed on January 10, 1996, and incorporated herein by reference.

(2)	Previously filed with Post-Effective Amendment No. 3 to the Registration Statement, filed on February 7, 1996, and incorporated herein by reference.
(3)	Previously filed with Post-Effective Amendment No. 4 to the Registration Statement, filed on October 2, 1996, and incorporated herein by reference.
(4)	Previously filed with Post-Effective Amendment No. 10 to the Registration Statement, filed on March 1, 1999, and incorporated herein by reference.
(5)	Previously filed with Post-Effective Amendment No. 13 to the Registration Statement, filed on March 1, 2001, and incorporated herein by reference.
(6)	Previously filed with Post-Effective Amendment No. 15 to the Registration Statement, filed on March 1, 2002, and incorporated herein by reference.
(7)	Previously filed with Post-Effective Amendment No. 16 to the Registration Statement, filed on February 28, 2003, and incorporated herein by reference.
(8)	Previously filed with Post-Effective Amendment No. 18 to the Registration Statement, filed on December 30, 2004, and incorporated herein by reference.
(9)	Previously filed with Post-Effective Amendment No. 19 to the Registration Statement, filed on February 25, 2005, and incorporated herein by reference.
(10)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement, filed on July 18, 2005, and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement, filed on September 27, 2005, and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 23 to the Registration Statement filed on January 29, 2007, and incorporated herein by reference.
(13)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement filed on November 9, 2007, and incorporated herein by reference.
(14)	Previously filed with Post-Effective Amendment No. 25 to the Registration Statement filed on December 20, 2007, and incorporated herein by reference.
(15)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement filed on July 18, 2008, and incorporated herein by reference.
(16)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement filed on August 1, 2008, and incorporated herein by reference.
(17)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement filed on September 30, 2008, and incorporated herein by reference.
(18)	Previously filed with Post-Effective Amendment No. 30 to the Registration Statement filed on January 30, 2009, and incorporated herein by reference.
(19)	Previously filed with Post-Effective Amendment No. 35 to the Registration Statement filed on January 31, 2011, and incorporated herein by reference.
(20)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement filed on February 3, 2012, and incorporated herein by reference.
(21)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement filed on January 31, 2013, and incorporated herein by reference.
(22)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement filed on January 31, 2014, and incorporated herein by reference.

Item 29.  Persons Controlled by or under Common Control with Registrant.

The Registrant does not control, nor is it under common control with, any other person.

Item 30.  Indemnification.

Article VI of Registrant's By-Laws, filed as Exhibit 99.b, provides for indemnification of trustees and officers of the Registrant under certain circumstances.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such  indemnification by it is against public policy as expressed  in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

Brandes Investment Partners, L.P., 11988 El Camino Real, Suite 600, San Diego, California 92130, is the investment advisor of the Registrant.  For information as to the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, L.P. and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Brandes Investment Partners, L.P. (File No. 801-24896), which is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	Litman Gregory Funds Trust
Allied Asset Advisors Funds	LKCM Funds
Alpine Equity Trust	LoCorr Investment Trust
Alpine Income Trust	Loeb King Trust
Alpine Series Trust	Lord Asset Management Trust
Appleton Funds	MainGate Trust
Barrett Opportunity Fund, Inc.	Managed Portfolio Series
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Capital Guardian Funds Trust	PRIMECAP Odyssey Funds
Compass EMP Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Thompson IM Funds, Inc.
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Glenmede Portfolios	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

        (b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33. Location of Accounts and Records.

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's Administrator and custodian, as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 11988 El Camino Real, Suite 600, San Diego, CA 92130; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be  maintained by the Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741, and all other records will be maintained by the Custodian at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 48 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of San Diego and State of California on the 30th day of December, 2014.

BRANDES INVESTMENT TRUST

By:
/s/ Jeff Busby
Jeff Busby
President

This Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Michael Gaffney*	Trustee	December 30, 2014
J. Michael Gaffney

/s/ Jeff Busby*	President and Trustee	December 30, 2014
Jeff Busby

/s/Jean Carter*	Trustee	December 30, 2014
Jean Carter

/s/Robert M. Fitzgerald*	Trustee	December 30, 2014
Robert M. Fitzgerald

/s/Gary Iwamura	Treasurer (Principal Financial and Accounting Officer)	December 30, 2014
Gary Iwamura

* By: /s/ Jeff Busby
Jeff Busby
Attorney-in-fact as per Powers of Attorney filed November 9, 2007 and September 30, 2008.